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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2008

ZENITH NATIONAL INSURANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-9627 (Commission File Number)	95-2702776 (IRS Employer Identification No.)
21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Conditions.

        On February 13, 2008, Zenith National Insurance Corp., the Registrant, posted its Annual Report to Stockholders for the year ended December 31, 2007 on its website, www.thezenith.com. A copy of the Annual Report to Stockholders is furnished with this current report as Exhibit 99.1 attached hereto. Zenith plans to file its Annual Report on Form 10-K on or about February 21, 2008.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Not applicable

  (d)
  Exhibits

        The following exhibit is furnished as part of this report:

Number	Exhibit
99.1	Annual Report to Stockholders for year ended December 31, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.
Dated:	February 13, 2008	By:	/s/ Kari L. Van Gundy
			Name:	Kari L. Van Gundy
			Title:	Senior Vice President and Chief Financial Officer

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  Item 2.02. Results of Operations and Financial Conditions.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE